Exhibit 10.2

ASTERA LABS, INC.

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

As Adopted by the Board and Stockholders on March 13, 2018

as Amended through January 20, 2024

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through Awards. Capitalized terms not defined in the text are defined in Section 24. Awards may be Restricted Stock Units, Restricted Stock, or Options. Options granted under the Plan may be ISOs (as defined in Section 5 hereof) or NQSOs (as defined in Section 5 hereof), as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

2. SHARES SUBJECT TO THE PLAN.

2.1. Number of Shares Available. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 92,680,522 Shares or such lesser number of Shares as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations. Subject to Sections 2.2, 5.10 and 16, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to the exercise of such Option; (ii) are issued upon exercise of an Award but are forfeited or repurchased by the Company; or (iii) in the case of Restricted Stock Units, are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock (including Awards settled in cash), withheld upon settlement of an Award to cover any tax withholding or otherwise terminated. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. Notwithstanding the foregoing, in no event shall the total number of Shares issued (counting each reissuance of a Share that was actually issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 20,000,000 Shares (adjusted in accordance with Sections 2.2 and 16 hereof) over the term of the Plan.

2.2. Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, consolidation, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, or split-up, then (i) the number of Shares reserved for issuance under this Plan; (ii) the Exercise Prices of and number of Shares subject to outstanding Awards and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3. ELIGIBILITY. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company. Consultants need not be individuals provided that the issuances to such consultant is in compliance with all Applicable Laws. A person may be granted more than one Award under this Plan.

4. ADMINISTRATION.

4.1. Committee Authority. This Plan will be administered by the Board, though the Board may appoint a Committee to which it delegates such administration. If the Board has not appointed a Committee to administer the Plan, the Board itself shall serve as the Committee. The Plan may be administered by different administrative bodies with respect to different classes of Participants. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

4.1.1. determine the Fair Market Value of the Common Stock;

4.1.2. construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan, which constructions, interpretations and decisions shall be final and binding on all Participants;

4.1.3. prescribe, amend and rescind rules and regulations relating to this Plan;

4.1.4. approve persons to receive Awards;

4.1.5. determine the number of Shares or other consideration subject to Awards;

4.1.6. determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

4.1.7. grant waivers of any conditions of this Plan or any Award;

4.1.8. determine the form and terms, not inconsistent with the terms of the Plan, of any Awards granted hereunder and other related documents used under the Plan, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may be exercised (which may be based on performance criteria) vested, or settled, the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, and any restriction or limitation regarding, any Award;

4.1.9. correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Exercise Agreement, or any Award Agreement;

4.1.10. determine whether an Award has been earned;

4.1.11. determine whether and under what circumstances an Award may be settled in cash instead of Common Stock;

4.1.12. implement an Option Exchange Program and establish the terms and conditions of such Option Exchange Program, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Participant shall be made without his or her consent;

4.1.13. make all other determinations necessary or advisable for the administration of this Plan; and

4.1.14. extend the vesting period beyond a Participant’s Termination Date.

4.2. Committee Discretion. Unless in contravention of any express terms of this Plan or any Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant Awards under this Plan, provided such officer or officers are members of the Board.

4.3. Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit, or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

5. OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (the “ISOs”) or Nonqualified Stock Options (the “NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1. Form of Option Grant. Each Option granted under this Plan will be evidenced by an Option Agreement which will expressly identify the Option as an ISO or an NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3. Exercise Period. Options may be exercisable immediately but shares so exercised prior to becoming Vested Shares shall be subject to repurchase pursuant to Section 5.12 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who immediately prior to the grant of such ISO directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (the “Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. In the case of an NQSO, the per share exercise price shall be such price that is determined by the Committee, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

5.5. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (i) the number of Shares being purchased, (ii) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, and (iii) any repurchase terms attributable to unvested Shares that have been exercised. Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased. Options may not be exercised for a fraction of a share.

5.6. Termination. Subject to earlier termination pursuant to Sections 16 or 17 hereof and notwithstanding the exercise periods set forth in the Option Agreement, exercise of an Option will always be subject to the following:

5.6.1. If the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified below, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 5.3 above).

5.6.2. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within ninety (90) days after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond ninety (90) days after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

5.6.3. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within ninety (90) days after a Participant’s Termination other than for Cause), then Participant’s Options may be exercised, only to the extent that such Options are exercisable by Participant on the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond (i) ninety (90) days after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s Disability, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

5.6.4. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, in the absence of such determination, such vesting shall be tolled during any such unpaid leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

5.7. Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8. Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 17 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment. For purposes of this Section 5.8, ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an ISO shall be determined as of the date of the grant of such Option.

5.9. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.

5.10. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.

5.11. Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, including a right of purchase upon an involuntary transfer; provided, that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

5.12. Early Exercise. Any Option may, but need not, include a provision whereby the Participant may elect at any time before the Termination of such Participant to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of such Shares. Any Unvested Shares so purchased shall be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1. Rights to Purchase. When a right to purchase Restricted Stock is granted under the Plan, the Committee shall advise the recipient in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the Purchase Price (which shall be determined by the Committee, subject to Applicable Laws, including any applicable securities laws), and the time within which such person must accept such offer. The permissible consideration for Restricted Stock shall be determined by the Committee and shall be made in accordance with Section 7 below. The offer to purchase Shares shall be accepted by execution of a Restricted Stock Purchase Agreement in a form determined by the Committee.

6.2. Repurchase Option

6.2.1. General. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable if the Participant is Terminated for any reason (including death or Disability). The purchase price for the Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be equal to or less than the Purchase Price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at such rate as the Committee shall determine.

6.2.2. The Participant shall have full stockholder rights with respect to any Shares issued to the Participant under a Restricted Stock Award, whether or not the Participant’s interest in those Shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

6.2.3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Unvested Shares by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s Unvested Shares and (ii) such escrow arrangements as the Committee shall deem appropriate.

6.3. Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Upon the grant of Restricted Stock Units, the Participant and the Company shall enter into a Restricted Stock Unit Agreement. The terms and conditions of each such Restricted Stock Unit Agreement shall be determined by the Committee and may differ among individual Awards and Participants. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15th of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or Shares, as specified in the Restricted Stock Unit Agreement.

6.4. Rights as a Stockholder. A Participant shall have the rights of a stockholder (including any voting or dividend rights) only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A Participant shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Restricted Stock Unit Agreement, the Company shall have issued and delivered a certificate representing the Shares to the Participant (or transferred on the records of the Company with respect to uncertificated stock), and the Participant’s name has been entered in the books of the Company as a stockholder.

6.5. Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Participant’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the Participant’s Termination for any reason.

6.6. Leave of Absence. The Committee shall have the discretion to determine whether and to what extent the lapsing of the Company’s repurchase rights (or, in the case of Restricted Stock Units, vesting) shall be tolled during any unpaid leave of absence; provided, however, in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, the lapsing of the Company’s repurchase rights (or, in the case of Restricted Stock Units, vesting) shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

6.7. Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Restricted Stock Purchase Agreement or Restricted Stock Unit Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, including a right of purchase upon an involuntary transfer; provided, that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

7. PAYMENT FOR SHARE PURCHASES.

7.1. Payment. Payment for Shares purchased pursuant to this Plan (as applicable) shall be made in cash (by check or wire transfer); provided, however, that where expressly provided in an Award Agreement or otherwise approved for the Participant by the Committee, and where permitted by Applicable Law, payment may be made by one or more of the following methods:

7.1.1. by cancellation of indebtedness of the Company owed to the Participant;

7.1.2. for past services rendered to the Company, unless prohibited by Applicable Law;

7.1.3. by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Participant, provided such shares shall be surrendered to the Company in good form for transfer, clear of all liens, claims, encumbrances or security interests, and shall be valued at their Fair Market Value as of the date of exercise or purchase;

7.1.4. by tender of a promissory note having such recourse, interest, security and redemption provisions as the Committee determines, bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that the portion of the Exercise Price or Purchase Price, as applicable, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Applicable Law;

7.1.5. provided that a public market for the Common Stock exists, by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company;

7.1.6. by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise of an Option by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price or the sum of the aggregate Exercise Price plus all or a portion of the minimum amount required to be withheld under applicable tax law (with the Company accepting from the Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price and, if applicable, any additional withholding obligation not satisfied through such reduction in Shares); provided that to the extent Shares subject to an Option are withheld in this manner, the number of Shares subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise;

7.1.7. by any other form permitted by Applicable Law; and

7.1.8. by any combination of the foregoing.

7.2. Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8. WITHHOLDING TAXES.

8.1. Withholding Generally. As a condition of the grant, vesting, settlement and exercise of an Award granted under this Plan, the Company may require the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2. Stock Withholding. When, under applicable tax laws, a Participant (or in the case of Participant’s death or a permitted transferee, the person holding or exercising the Award) incurs tax liability in connection with the exercise, settlement, or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9. PRIVILEGES OF STOCK OWNERSHIP.

9.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Sections 5.12 or 6.2 hereof. The Company will comply with Section 260.140.01 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

9.2. Financial Statements. If required under Applicable Laws, the Company will provide financial statements to each Participant annually during the period such Participant has Awards outstanding.

10. TRANSFERABILITY OF AWARDS. Unless otherwise provided in an Award Agreement, Awards granted under this Plan, and any interest therein, will not be pledged, assigned, hypothecated, transferred or disposed of by Participant, other than by will or by the laws of descent and distribution and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant, an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The designation of a beneficiary by a Participant will not constitute a transfer.

11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares set forth in Sections 5.12 or 6.2 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.

13. EXCHANGE AND BUYOUT OF OPTIONS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, shares of Common Stock of the Company or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. This Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). An Award will not be effective unless such Award is in compliance with all applicable foreign, federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state, federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

15. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company, be deemed to modify any Participant’s “at-will” status with the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

16. CORPORATE TRANSACTIONS.

16.1. Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.

16.2. Assumption or Replacement of Options by Successor or Acquiring Company. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation, (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company, or (iii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Options). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 16.2.

16.3. Failure to Assume. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Options, as provided above, pursuant to a transaction described in Section 16.2, then notwithstanding any other provision in this Plan to the contrary, such Options will expire on such transaction at such time and on such conditions as the Committee will determine. The Committee shall notify the Participant that the Option will terminate at least five (5) days prior to the date on which the Option terminates. If any outstanding Option held by a current Participant is to be terminated (in whole or in part) pursuant to this paragraph, the Committee may, in its sole discretion, elect to accelerate the vesting and exercisability of each such Option such that the Option shall become vested and exercisable in full or part prior to the consummation of such transaction at such time and on such conditions as the Committee shall determine in its sole discretion.

16.4. Other Treatment of Options. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16 hereof, in the event of the occurrence of any transaction described in Section 16.2 hereof, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

16.5. Assumption of Options by the Company. The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in substitution of such other company’s option, or (ii) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

16.6. Treatment of Restricted Stock Units. In the event of the occurrence of any transaction described in Section 16.2 hereof, any outstanding Restricted Stock Units will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets. For the avoidance of doubt, the Company shall have the right, but not the obligation, to cancel any and all Restricted Stock Units without the Participant’s consent and to provide for a payment (“Share Consideration”) in exchange for such cancellation in an amount equal to the value of the consideration payable per Share pursuant to the transaction described in Section 16.2 hereof, as determined by the Committee, multiplied by the number of Shares subject to such Awards held by the applicable Participant, to be paid at the time of such corporate transaction or upon the later vesting of such Awards. Payment of the Share Consideration: (i) may be made on a delayed and/or contingent basis in the event of any applicable escrows, earn-outs, or other limitations, conditions, contingencies or holdbacks applicable to all or some holders of Shares in connection with the transaction described in Section 16.2 hereof, subject to Applicable Law and (ii) may be subject to the Participant executing a letter of transmittal, cancellation agreement, release of claims, or other similar acknowledgement or agreement.

16.7. Parachute Payments. Notwithstanding anything in any Award Agreement to the contrary, if any of such agreements provide for acceleration of the vesting of Shares or other actions with respect to the Shares underlying such agreement (which actions could be deemed a “payment” within the meaning of 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”)), together with any other payments that the Participant has the right to receive from the Company or any entity which is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regards to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), such deemed “payments” will be reduced to the largest amount as will result in no portion of such deemed “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such “payments” shall only be reduced if such reduction would result in Participant receiving a greater net benefit, on an after-tax basis (including after payment of any excise tax imposed by Section 4999 of the Code), than Participant would have received had such reduction not occurred.

17. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with Applicable Laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (i) no Shares may be issued pursuant to an Award prior to initial stockholder approval of this Plan; (ii) no Award granted pursuant to an increase in the number of Shares approved by the Committee shall be exercised or purchased, as applicable prior to the time such increase has been approved by the stockholders of the Company; (iii) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and rescinded; and (iv) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by stockholders shall be canceled.

18. TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee, provided that in the case of any ISO, the grant date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

19. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

20. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan. No amendment of the Plan shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent. The Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

21. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22. BENEFICIARIES. Unless stated otherwise in an Award agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death and vested Awards shall be transferred or distributed to the Participant’s estate.

23. SECTION 409A. The Plan and all Awards granted to U.S. taxpayers are intended to comply with, or otherwise be exempt from, Section 409A of the Code and the regulations and guidance thereunder (“Section 409A”). The Plan and all Awards granted to U.S. taxpayers will be administered, interpreted, and construed in a manner consistent with Section 409A, as determined by the Company in good faith, to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. To the extent that any Award granted to U.S. taxpayers is determined to constitute “non-qualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time in its sole discretion, without the consent of any Participant. In this regard, if any amount under a 409A Award granted to U.S. taxpayers is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional taxes imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any Participant under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award granted to U.S. taxpayers.

24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any stock exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

“Award” means any award of an Option, Restricted Stock Unit, or Restricted Stock under the Plan.

“Award Agreement” means any Option Agreement, Restricted Stock Unit Agreement, or Restricted Stock Purchase Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise defined in an Award Agreement, (i) any willful, material violation by Participant of any law or regulation applicable to the business of the Company (or any successor, subsidiary, parent or affiliate of the Company), (ii) Participant’s conviction for, or guilty or nolo contendere plea to, any felony or any willful perpetration by Participant of a common law fraud, (iii) Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company (or any successor, subsidiary, parent or affiliate of the Company) or any other entity having a material business relationship with the Company, (iv) a repeated pattern of unexcused absences that causes substantial failure by Participant to perform the material duties as a director, officer, employee or consultant of the Company, (v) any continued failure or refusal by Participant to perform the material, lawful, duties required of Participant in his capacity as a director, officer, employee or consultant of the Company (or any successor, subsidiary, parent or affiliate of the Company if Participant is then primarily employed by such entity) after written notice or (vi) a material breach of any applicable invention assignment and/or confidentiality agreement or similar agreement that materially damages the Company (or any successor, subsidiary, parent or affiliate of the Company). The determination as to whether a Participant has been Terminated for Cause shall be made in good faith by the Committee and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

“Change of Control” means, unless otherwise defined in an Award Agreement, (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the stock of the Company in substantially the same proportions as immediately prior to such transaction), (ii) the sale of all or substantially all of the Company’s assets to any other person or entity (other than a sale to a wholly-owned subsidiary or a sale of one or more business lines of the Company such that the Company does not liquidate and continues to operate at least one business line after such sale), or (iii) the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) the outstanding shares of stock of the Company by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no such committee is created and appointed, the Board.

“Company” means Astera Labs, Inc., a Delaware corporation, or any successor corporation.

“Common Stock” means the Company’s common stock, par value $0.0001 per share, as adjusted pursuant to Sections 2 and 16 hereof, and any successor security.

“Disability” means disability, within the meaning of Section 22(e)(3) of the Code.

“Exercise Agreement” is defined in Section 5.5 herein.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(a) if the Common Stock is publicly traded and listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, as reported in The Wall Street Journal;

(b) if the Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

(c) if none of the foregoing is applicable, by the Committee as applied consistently with respect to the Participants.

“Good Reason” means, unless otherwise defined in an Award Agreement, (i) the assignment to Participant of duties, or limitation of Participant’s responsibilities, materially inconsistent with his position, duties, responsibilities and status with the Company, provided that neither a mere change in title alone nor reassignment following a Change in Control to a position that is substantially similar to the position held prior to the transaction shall constitute Good Reason, (ii) a material reduction by the Company of Participant’s annual base salary, unless such reduction affects all similarly situated employees, or (iii) the relocation of Participant’s principal place of employment to a location that is more than fifty (50) miles further from Participant’s current principal place of employment; provided however, that in order for circumstances to provide Good Reason for Participant’s resignation, the following additional conditions must be satisfied also: (A) Participant resigns within six (6) months after the initial occurrence of the circumstance giving rise to Good Reason; (B) Participant provides notice to the Company of the circumstance giving rise to Good Reason within ninety (90) days after the initial existence of such circumstance; and (C) the Company has a thirty (30) day period in which to cure such circumstance, if it is capable of being cured, and upon any such cure, Participant shall not be considered to have Good Reason to resign. The determination as to whether a Participant has resigned for Good Reason shall be made in good faith by the Committee and shall be final and binding on the Participant. The term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

“ISO” is defined in Section 5 above.

“NQSO” is defined in Section 5 above.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Committee, reflecting the terms of an Option granted under the Plan and includes any documents attached to such agreement.

“Option Exchange Program” means a program approved by the Committee whereby outstanding Options (i) are exchanged for Options with a lower exercise price or Restricted Stock or (ii) are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the grant of the Award, each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that the Committee shall have the discretion to determine that an entity otherwise meeting such definition is not a Parent for purposes of this Plan. A corporation that attains the status of Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this 2018 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which Shares may be purchased pursuant to a Restricted Stock Purchase Agreement.

“Restricted Stock” means Shares acquired pursuant to a right to purchase Shares granted pursuant to Section 6.

“Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Committee, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement.

“Restricted Stock Units” means a contractual right awarded under the Plan to a Participant to receive Shares or cash upon satisfaction of certain vesting conditions, as determined by the Committee, pursuant to Section 6.3.

“Restricted Stock Unit Agreement” means a written document, the form(s) of which shall be approved from time to time by the Committee, reflecting the terms of Restricted Stock Units and includes any documents attached to such agreement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16 hereof, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, as determined in the sole discretion of the Committee. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the Award Agreement, as applicable. The Committee will have sole discretion to determine when and whether a Participant has ceased to provide services to the Company.

“Termination Date” means the date of Termination of a Participant. The Committee will have sole discretion to determine the Termination Date of a Participant.

“Unvested Shares” means shares that have not vested pursuant to the vesting schedule set forth in a Option Agreement or for which the Company’s repurchase option has not lapsed pursuant to a Restricted Stock Purchase Agreement.

“Vested Shares” means shares that have vested pursuant to the vesting schedule set forth in the Option Agreement or for which the Company’s repurchase option has lapsed pursuant to a Restricted Stock Purchase Agreement.

EXHIBIT A

Notice of Exercise

Astera Labs, Inc.

4655 Old Ironsides Drive

Suite 190

Santa Clara, CA 95054

Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my stock option identified below that I elect to purchase the number of shares of Common Stock of Astera Labs, Inc. (the “Company”) set forth below for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:	April 24, 2019

Number of shares as to which option is exercised:	«No_Shares»

Certificates to be issued in name of:

Total exercise price:	«Exercise_Price»

Cash payment delivered herewith:	$______________

By this exercise, I agree (i) to provide such additional documents as the Company may require pursuant to the terms of its 2018 Equity Incentive Plan, (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I am purchasing the Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, I must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. I acknowledge that the Company has no obligation to register or qualify the Shares for resale. I further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of my control, and which the Company is under no obligation to and may not be able to satisfy.

I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

I understand that the Shares are subject to a right of first refusal in favor of the Company, which is applicable on both voluntary and involuntary transfers of the Shares, as set forth in Section 13 of the stock option agreement pursuant to which the Shares were issued. I understand that the Shares may be subject to other restrictions on transfer or restrictions on voting. Any transferee of the Shares will be subject to all such restrictions.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days, except that such period may be increased as reasonably deemed necessary by the managing underwriter(s) to comply with Conduct Rule 2711 of the National Association of Securities Dealers or Rule 472 of the New York Stock Exchange or similar requirements) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

I further agree that in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, I will not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. I agree to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

«Name»

RESTRICTED STOCK PURCHASE AGREEMENT

PURSUANT TO THE

ASTERA LABS, INC.

2018 EQUITY INCENTIVE PLAN

This Restricted Stock Purchase Agreement (the “Agreement”) is made as of    , 2019 (the “Effective Date”) by and between Astera Labs, Inc., a Delaware corporation (the “Company”), and «Name» (“Holder”) pursuant to the Company’s 2018 Equity Incentive Plan (the “Plan”), a copy of which is attached as Annex I hereto. Unless otherwise defined herein, any capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

The Company and Holder hereby agree as follows:

1. Purchase of Shares. On this date and subject to the terms and conditions of this Agreement, Holder hereby purchases from the Company, and the Company hereby sells to Holder, an aggregate of «No_Shares» shares of the Company’s Common Stock, par value $0.0001 (the “Shares”), at a purchase price of $0.05 per Share (the “Purchase Price”), for a total purchase price of «Exercise_Price». The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Holder is entitled by reason of Holder’s ownership of the Shares (collectively, “Share Equivalents”).

2. Representations of Holder. Holder represents and warrants to the Company that:

(a) Holder is purchasing the Shares for Holder’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “1933 Act”).

(b) Holder has no present intention of selling or otherwise disposing of all or any portion of the Shares.

(c) Holder has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Holder reasonably considers important in making the decision to purchase the Shares, and Holder has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(d) Holder is fully aware of (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Holder may not be able to sell or dispose of the Shares or use them as collateral for loans); and (d) the qualifications and backgrounds of the principals of the Company.

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(e) Holder is capable of evaluating the merits and risks of this investment, has the ability to protect Holder’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

(f) Holder has been advised that the purchase of and/or the disposition of the Shares hereunder may have adverse tax effects upon Holder. Holder is not relying upon the Company or its legal counsel and has consulted with Holder’s own tax advisors in this regard.

3. Compliance with Federal Securities Laws. Holder understands and acknowledges that, in reliance upon the representations and warranties made by Holder herein, the Shares have not been registered with the Securities and Exchange Commission (“SEC”) under the 1933 Act, but have been issued under an exemption or exemptions from the registration requirements of the 1933 Act which impose certain restrictions on Holder’s ability to transfer the Shares.

(a) Restrictions on Transfer. Holder understands that Holder may not transfer any Shares unless such Shares are registered under the 1933 Act or unless, in the opinion of counsel to the Company, an exemption from such registration is available. Holder understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Holder has also been advised that an exemption from registration may not be available or may not permit Holder to transfer all or any of the Shares in the amounts or at the times proposed by Holder.

(b) Rule 144. In addition, Holder has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144.

4. Right of Termination Unaffected. Nothing in this Agreement will be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate the services of Holder to the Company at any time for any reason or no reason, with or without cause.

5. Company’s Right of Repurchase.

(a) Repurchase Option. The Company, or its assignee(s), shall have the option to repurchase all or a portion of the Shares on the terms and conditions set forth in this Section 5 (the “Repurchase Option”) if the Holder is Terminated for any reason (including death or disability), at any time within ninety (90) days after (the “Repurchase Period”) the Holder’s Termination Date. Notwithstanding any other provision in this Agreement, the Company shall be deemed to have timely exercised the Repurchase Option automatically for all of the Unvested Shares on the last day of the Repurchase Period unless the Company at any time during the Repurchase Period notifies Holder that it will not exercise the Repurchase Right for some or all of the Unvested Shares.

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(b) Vesting of Shares.

(i) “Unvested Shares” are Shares that are subject to the Company’s Repurchase Option in this Section 5. “Vested Shares” are Shares that are no longer subject to the Company’s Repurchase Option in this Section 5. The Option shall vest over 48 months with the first 1/4th of the Shares to vest on the one year anniversary of the Vesting Commencement Date and 1/48th to vest on the date of each monthly anniversary thereafter; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. The “Vesting Commencement Date” shall mean «VCD». If the application of this vesting schedule results in a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month of the vesting schedule, when the balance of all Unvested Shares shall become Vested Shares. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Effective Date as provided in the Plan.

(ii) Any Share Equivalents received in respect of any Unvested Shares shall be subject to (a) the same vesting requirements applicable to the Holder’s Unvested Shares and (b) such escrow arrangements as the Committee shall deem appropriate.

(c) Exercise of Repurchase Option for Unvested Shares. At any time during the Repurchase Period, the Company, or its assignee(s), may elect to repurchase all or a portion of the then Unvested Shares for a price equal to the lesser of the Purchase Price per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Effective Date) or the then current fair market value of each Share (as determined in good faith by the Committee) by giving Holder written notice of exercise of the Repurchase Option. Unless the Company shall have provided written notice to Holder during the Repurchase Period that it is not exercising the Repurchase Option with respect to all or a portion of the Unvested Shares, the Company, or its assignee(s), shall be deemed to have elected to repurchase all of the then Unvested Shares as of the last day of the Repurchase Period. If the Company shall have provided written notice to Holder during the Repurchase Period that it is not exercising the Repurchase Option as to a portion of the Unvested Shares, the Company, or its assignee(s), shall be deemed to have elected to repurchase the portion of the then Unvested Shares not subject to such notice as of the date of such notice.

(d) Payment of Repurchase Price. The repurchase price for the Unvested Shares shall be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Holder to the Company, or such assignee(s), or by any combination thereof so that the combined payment and cancellation of indebtedness equals such purchase price. The repurchase price shall be paid without interest within thirty (30) days after the exercise of the Repurchase Option. Notwithstanding the Company’s obligation to pay such repurchase price, any Unvested Shares repurchased pursuant to the Repurchase Option shall be deemed to have been repurchased as of the date of the exercise or deemed exercise of the Repurchase Option, and the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interest therein or related thereto as of such date and the Holder shall have no rights in such Unvested Shares as of such date. Upon exercise of the Repurchase Option, the Company shall have the right to transfer to its own name the number of Unvested Shares being

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repurchased by the Company, without further action by Holder. If the Company or its assignee(s) shall fail to timely pay the repurchase price to Holder, then the sole remedy of Holder shall be to seek payment of the repurchase price, and in no case shall Holder have any claim of ownership or other right as to any of the Unvested Shares and such failure shall not affect the validity of the exercise of the Company’s Repurchase Option.

6. Rights as Stockholder. Subject to the terms and conditions of this Agreement, Holder will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Holder delivers payment of the Purchase Price until such time as Holder disposes of the Shares or such Shares are deemed repurchased pursuant to the Repurchase Option.

7. Escrow. As security for the faithful performance of Section 5, Holder agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of Exhibit A attached hereto, executed by Holder and by Holder’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or any other person designated by the Committee (“Escrow Holder”), who is hereby appointed to hold such certificate(s) and stock power in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Holder and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. The Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Holder hereby agrees that if Escrow Holder resigns for any or no reason, the Committee shall have the power to appoint a successor to serve as Escrow Holder pursuant to the terms of this Agreement. The Escrow Holder may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated herein. The Shares will be released from escrow upon termination of the Repurchase Option; provided, however, that such release will not affect the rights of the Company with respect to any pledge of Shares to the Company.

8. Tax Consequences. Holder understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 5 of this Agreement. Holder hereby acknowledges that Holder may instead elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the 83(b) Election must be made to avoid income under Section 83(a) of the Code in the future. Holder understands that the failure to file such an election in a timely manner may result in adverse tax consequences. Holder represents that Holder has consulted any tax consultant(s) Holder deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) of the Code and similar tax provisions. Holder further understands that an additional copy of such election form should be filed with Holder’s federal income tax return for the calendar year in which the date of this Agreement falls. A form of Section 83(b) Election is attached hereto as Exhibit B for reference. HOLDER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

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9. Limitations on Transfer of Shares. In addition to any other limitation on transfer created by applicable securities laws, Holder shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

(a) Right of First Refusal on Vested Shares. Before any Vested Shares held by Holder or held by any transferee of Holder (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase such Vested Shares on the terms and conditions set forth in this Section 9(a) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Vested Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Vested Shares (the “Offered Shares”); (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Vested Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Offered Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Offered Shares purchased by the Company or its assignee(s) under this Section 9(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Committee.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 9(a), then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 9 shall continue to apply to the Offered Shares in the hands of such Proposed Transferee.

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If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Offered Shares held by the Holder may be sold or otherwise transferred.

(vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 9(a) notwithstanding, the transfer of any or all of the Vested Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family (as defined below) or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 9(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 9.

(b) Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 9(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Holder pursuant to this Agreement or the Fair Market Value (as defined in the Plan) of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 90 days following receipt by the Company of written notice by the person acquiring the Shares.

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e) Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 9(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

(f) No Transfer of Unvested Shares. Unvested Shares may not be sold or otherwise transferred by Holder, and Holder may not grant a lien or security interest in, or pledge, hypothecate or encumber any Unvested Shares, without the Company’s prior written consent.

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10. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws, or by the Bylaws of the Company, or by any other agreement between Holder and the Company or between Holder and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER AND A RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHTS OF REPURCHASE AND FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Instructions. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Holder or other transferee to whom such Shares have been so transferred.

(d) Market Standoff Agreement. Holder agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Holder will not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of

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such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. Holder agrees to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. Holder further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

11. Compliance with Laws and Regulations. The issuance and transfer of the Shares hereunder will be subject to and conditioned upon compliance by the Company and Holder with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance and transfer.

12. Ancillary Agreements.

(a) Voting Agreement. As a condition to receipt of the Shares, and concurrently with the execution of this Agreement, Holder hereby agrees that if Holder now or at any time hereafter owns shares of the Company equal to or greater than two percent (2%) of or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged), Holder shall be deemed to be a “Common Holder” under, and shall be bound by the provisions of, that certain Voting Agreement dated March 21, 2018 by and among the Company and certain equity holders of the Company that are parties thereto, as such agreement may be amended, modified or superseded from time to time (the “Voting Agreement”), including without limitation any drag-along provisions under the Voting Agreement. Holder also agrees to execute a counterpart signature page to the Voting Agreement concurrently with the execution of this Agreement or at any other time if requested. A copy of the Voting Agreement is available from the Company.

(b) Co-Sale Agreement. In addition, Holder hereby agrees that as a condition to receipt of the Shares, if Holder at any time either before or following the execution of this Agreement owns more than 1,000,000 shares of the Common Stock of the Company (adjusted for stock splits, recapitalizations and the like), then Holder shall be deemed to be a “Junior Holder” under, and shall be bound by the provisions of, that certain Right of First Refusal and Co-Sale Agreement dated March 21, 2018 by and among the Company and certain equity holders of the Company that are parties thereto, as such agreement may be amended, modified or superseded from time to time (the “Co-Sale Agreement”), including without limitation the transfer restrictions under the Co-Sale Agreement. In such case, Holder also agrees to execute a counterpart signature page to the Co-Sale Agreement concurrently with the execution of this Agreement or at any other time if requested. A copy of the Co-Sale Agreement is available from the Company.

13. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

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(b) Entire Agreement; Enforcement of Rights. This Agreement (including the Plan) sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Holder under this Agreement may only be assigned with the prior written consent of the Company.

(h) Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(i) No Obligation to Continue Employment or Consultancy. Nothing in this Agreement will confer or be deemed to confer on Holder any right to continue in the employ of, or to continue any other relationship with, the Company, be deemed to modify Holder’s “at-will” status with the Company, or limit in any way the right of the Company to terminate Holder’s employment or other relationship at any time, with or without cause.

(j) Incorporation of Plan. This Agreement is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted by the Committee pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control unless expressly provided in the Plan.

[Signature page follows.]

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IN WITNESS OF THE FOREGOING, the parties have executed this Agreement effective as of the date first set forth above.

COMPANY:

ASTERA LABS, INC.

By:
Jitendra Mohan, President and Chief Executive Officer

HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF ANY SHARES ISSUED PURSUANT TO THIS AGREEMENT IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED OR ACQUIRING SHARES HEREUNDER). HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON HOLDER ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HOLDER’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby enters into this Agreement subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

Dated:
«Name»

Signature page to Restricted Stock Purchase Agreement

EXHIBIT A

Stock Power and Assignment

Separate from Certificate

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of _________________, 2019, the undersigned hereby sells, assigns and transfers unto Astera Labs, Inc., a Delaware corporation (the “Company”), ________ shares of the Company’s Common Stock standing in the undersigned’s name on the books of the Company represented by Certificate No. __________ delivered herewith, and does hereby irrevocably constitute the Secretary of the Company as attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated: _________________

«Name»

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Name)

Instruction: Please do not fill in any blanks other than the blanks for your name and signature. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise its rights set forth in the Restricted Stock Purchase Agreement without requiring additional signatures on your part.

EXHIBIT B

Section 83(b) Election

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

TAXPAYER’S NAME: _____________________________________________

TAXPAYER’S ADDRESS: _____________________________________________

TAXPAYER’S SOCIAL SECURITY NUMBER: ____________________________

TAXABLE YEAR: Calendar Year 20__

2.	The property which is the subject of this election is ______ shares of common stock of Astera Labs, Inc. (the “Company”).

3.	The property was transferred to the undersigned on ________.

4.

The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.

The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations) is $______ per share x ____________ shares = $ __________.

6.	For the property transferred, the undersigned paid $_____ per share x __________ shares = $ _____________.

7.	The amount to include in gross income is $ ______________. [The result of the amount reported in Item 5 minus the amount reported in Item 6.].

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property was transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated: ______________, 20___

Taxpayer’s Signature

ANNEX I TO RESTRICTED STOCK PURCHASE AGREEMENT

ASTERA LABS, INC. 2018 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

PURSUANT TO THE

ASTERA LABS, INC.

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

(Employee/Consultant Name)

(Address)

(Address) (Please note any corrections to the address above)

You (the “Optionee”) have been granted an option (the “Option”) to purchase Common Stock of Astera Labs, Inc., a Delaware corporation (the “Company”), as follows. This Option is granted under and governed by the terms and conditions of the Company’s Amended and Restated 2018 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, both of which are attached as Annex I and Annex II hereto, respectively, and made a part of this document. Unless otherwise defined herein, any capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

Board Approval Date:

Date of Grant (Later of Board Approval Date or Commence- ment of Employment/Consulting):

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:	(the “Shares”)

Total Exercise Price:	$

Type of Option:	Incentive Stock Option
Non-Qualified Stock Option

Expiration Date:

Vesting Schedule:

This Option may be exercised, in whole or in part, as follows: [(a) On the one year anniversary of the Vesting Commencement Date this Option shall become exercisable as to 1/4th of the Shares; and (b) thereafter this Option shall become exercisable as to an additional 1/48th of the Shares on each monthly anniversary of the Vesting Commencement Date so that all the Shares become exercisable within four years of the Vesting Commencement Date].

No Shares shall become exercisable after Optionee’s Termination from the Company. Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company’s Common Stock greater than the “Total Number of Shares Granted” indicated above. If the application of this vesting schedule results in a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month of the Vesting Schedule when the balance of all Shares shall become exercisable.

[Early Exercise:	Notwithstanding the Section titled “Vesting Schedule” above, Optionee may elect at any time before the Termination of such Participant to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of such Shares. Any unvested Shares so purchased shall be subject to repurchase by the Company at the exercise price therefor and shall vest in accordance with the vesting period set forth in the Section titled “Vesting Schedule” above (except that the Shares shall be released from the Company’s right of repurchase in accordance with such vesting period) and to any other terms or restrictions the Committee determines to be appropriate, and the Optionee shall be required to execute an early exercise agreement in a form approved by the Committee in its sole discretion.]

Termination Period:	To the extent this Option is vested and exercisable as of the Termination Date, this Option may be exercised for a period of up to 90 days after Optionee’s Termination, except as set forth in Sections 6 and 7 of the Stock Option Agreement or as otherwise provided in the Plan (but in no event later than the Expiration Date set forth above).

By your signature and the signature of the Company’s representative below, you agree that you have received a copy of the Plan and the Stock Option Agreement, and you and the Company agree that the Option described herein shall be subject to the terms of each of such document.

OPTIONEE	ASTERA LABS, INC.

By:
Name: Jitendra Mohan
Title: President and Chief Executive Officer

ANNEX I TO NOTICE OF STOCK OPTION GRANT

STOCK OPTION AGREEMENT

PURSUANT TO

ASTERA LABS, INC.

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

1. Grant of Option. Astera Labs, Inc., a Delaware corporation (the “Company”), hereby grants to [_____] Optionee”), an option (the “Option”) to purchase up to such number of shares of Common Stock (the “Shares”) as is set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject in all cases to the terms, definitions and provisions of the Astera Labs, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, any capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code (the “Code”), provided, however, to the extent not so designated or if this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, in the event that the Shares subject to this Option and any other Incentive Stock Option granted to the Optionee become exercisable for the first time by Optionee during any calendar year and have an aggregate fair market value (determined for each Share as of the date of grant of each option covering such Share) in excess of $100,000, then the shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance with Section 5.8 of the Plan.

2. Exercise of Option. This Option shall be exercisable prior to the Expiration Date set forth in the Notice of Stock Option Grant in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 7 of the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, Disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitations contained in Section 2(a)(iii) below.

(iii) In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.

(b) Method of Exercise. This Option shall be exercisable by execution and delivery of the Exercise Notice attached hereto as Exhibit A (the “Exercise Notice”) or of any other form of written notice approved for such purpose by the Company, in its sole discretion, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee by:

(a) cash or check;

(b) cancellation of indebtedness of the Company to Optionee;

(c) only with the approval of the Committee, which may be withheld in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; or

(d) only with the approval of the Committee, which may be withheld in its sole discretion, surrender of shares of Common Stock of the Company that have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

(f) if there is a public market for the Shares and they are registered under the Securities Exchange Act, of 1934, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price, such notice to be in a form approved by the Committee.

4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Termination of Relationship. In the event of Termination of Optionee, Optionee may, to the extent otherwise so entitled at the Termination Date, exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant or otherwise provided for in the Plan. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within such Termination Period, the Option shall terminate.

6. Disability of Optionee.

(a) Notwithstanding the provisions of Section 5 above, in the event of Termination of Optionee as a result of Optionee’s total and permanent Disability, Optionee may, but only within twelve (12) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 6(a), the Option shall terminate.

(b) Notwithstanding the provisions of Section 5 above, in the event of Termination of Optionee as a result of Disability not constituting a total and permanent Disability, Optionee may, but only within six (6) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three (3) months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.

7. Death of Optionee. In the event of the death of Optionee (a) during the term of this Option and while an employee or consultant of the Company and having been in continuous status as an employee or consultant since the date of grant of the Option, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

8. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Term of Option. This Option may be exercised only prior to the Expiration Date set forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 5 of the Plan.

10. Tax Consequences.

(a) Tax Advice. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF EXERCISE OF THIS OPTION OR DISPOSITION OF THE SHARES EXERCISED. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OR WILL CONSULT WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE PRIOR TO THE EXERICSE OF THIS OPTION OR DISPOSITION OF THE EXERCISED SHARES. OPTIONEE CONFIRMS THAT IT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

(b) Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to Optionee herein is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

11. Withholding Tax Obligations. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. If Optionee is subject at the time of exercise of this Option to Section 16(b) of the Exchange Act (an “Insider”), Optionee may provide for payment of Optionee’s minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 8.2 of the Plan. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

12. Market Standoff Agreement. Optionee agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. Optionee agrees to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. Optionee further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

13. Limitations on Transfer of Exercised Shares. In addition to any other limitation on transfer created by applicable securities laws, following exercise of this Option, Optionee shall not assign, encumber or dispose of any interest in the exercised Shares except in compliance with the provisions below and applicable securities laws.

(a) Right of First Refusal. Before any Shares exercised by Optionee or held by any transferee of Optionee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase such Shares on the terms and conditions set forth in this Section 13(a) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 13(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 13(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 13 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 13(a) notwithstanding, the transfer of any or all of the Shares during Optionee’s lifetime or on Optionee’s death by will or intestacy to Optionee’s Immediate Family (as defined below) or a trust for the benefit of Optionee’s Immediate Family shall be exempt from the provisions of this Section 13(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 13.

(b) Involuntary Transfer.

(i) Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 13(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Optionee pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined below). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

(ii) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 13(b)(i), “Fair Market Value” shall mean the price per Share determined by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Optionee or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Optionee does not agree with the valuation as determined by the Board of Directors of the Company, Optionee shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Optionee and whose fees shall be borne equally by the Company and Optionee.

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e) Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 13(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

14. Ancillary Agreements.

(a) Voting Agreement. In addition, Optionee hereby agrees that if Optionee is at any time issued shares of the Company’s Common Stock upon exercise of this Option and such issued shares constitute two percent (2%) or more of the Company’s then outstanding Common Stock (taking into account this Option and all other shares of Common Stock, options and other purchase rights held by such employee, director or consultant and treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities held by Optionee and other parties, as if exercised or converted), as a condition to exercise of this Option, and concurrently with the exercise of this Option or at such time as Optionee exceeds such ownership threshold, Optionee shall be deemed to be a “Common Holder” under, and shall be bound by the provisions of, the Amended and Restated Voting Agreement dated May 17, 2022 by and among the Company and certain equityholders of the Company party thereto, as such agreement may be amended, modified or superseded from time to time (the “Voting Agreement”), including without limitation the transfer restrictions under such agreement. In such case, Optionee also agrees to execute a counterpart signature page to the Voting Agreement concurrently with the exercise of this Option or at any other time if requested. A copy of the Voting Agreement is available from the Company.

(b) Co-Sale Agreement. In addition, Optionee hereby agrees that if Optionee shall hold, at any time either before or following the exercise of this Option, more than 1,000,000 shares of the Common Stock of the Company (adjusted for stock splits, recapitalizations, and the like), then, as a condition to exercise of this Option and concurrently with the exercise of this Option, or at such time as Optionee exceeds such ownership threshold, Optionee shall be deemed a “Junior Holder” under, and shall be bound by the provisions of, that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated May 17, 2022 by and among the Company and certain equity holders of the Company that are parties thereto, as such agreement may be amended, modified or superseded from time to time (the “Co-Sale Agreement”), including without limitation the transfer restrictions under the Co-Sale Agreement. In such case, Optionee also agrees to execute a counterpart signature page to the Co-Sale Agreement concurrently with the exercise of any portion or all of this Option or at any other time if requested. A copy of the Co-Sale Agreement is available from the Company.

15. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. The Plan and the Option Notice are hereby incorporated by reference in this Agreement. This Agreement (including the Plan and the Option Notice) sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may only be assigned with the prior written consent of the Company.

(h) No Obligation to Continue Employment or Consultancy. Nothing in this Agreement will confer or be deemed to confer on Optionee any right to continue in the employ of, or to continue any other relationship with, the Company, be deemed to modify Optionee’s “at-will” status with the Company, or limit in any way the right of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.

(i) Incorporation of Plan. This Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted by the Committee pursuant to the Plan. In the event of any conflict between the provisions of this Option and those of the Plan, the provisions of the Plan shall control unless expressly provided in the Plan.

[Signature Page Follows.]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

ASTERA LABS, INC.

By:
Jitendra Mohan, President and Chief Executive Officer

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF ANY SHARES ISSUED PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option.

Dated: ________________________	______________________________

EXHIBIT A

Notice of Exercise

Astera Labs, Inc.

2901 Tasman Drive

Suite 205

Santa Clara, CA 95054

Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my stock option identified below that I elect to purchase the number of shares of Common Stock of Astera Labs, Inc. (the “Company”) set forth below for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$______________

Cash payment delivered herewith:	$______________

By this exercise, I agree (i) to provide such additional documents as the Company may require pursuant to the terms of its Amended and Restated 2018 Equity Incentive Plan, (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I am purchasing the Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, I must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. I acknowledge that the Company has no obligation to register or qualify the Shares for resale. I further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of my control, and which the Company is under no obligation to and may not be able to satisfy.

I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

I understand that the Shares are subject to a right of first refusal in favor of the Company, which is applicable on both voluntary and involuntary transfers of the Shares, as set forth in Section 13 of the stock option agreement pursuant to which the Shares were issued. I understand that the Shares may be subject to other restrictions on transfer or restrictions on voting. Any transferee of the Shares will be subject to all such restrictions.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days, except that such period may be increased as reasonably deemed necessary by the managing underwriter(s) to comply with Conduct Rule 2711 of the National Association of Securities Dealers or Rule 472 of the New York Stock Exchange or similar requirements) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

I further agree that in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, I will not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. I agree to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

ANNEX II TO NOTICE OF STOCK OPTION GRANT

ASTERA LABS, INC. Amended and Restated 2018 Equity INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

PURSUANT TO THE

ASTERA LABS, INC.

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

(Employee/Consultant Name)

(Address)

(Address) (Please note any corrections to the address above)

Pursuant to the Astera Labs, Inc. Amended and Restated 2018 Equity Incentive Plan (as amended from time to time, the “Plan”), Astera Labs, Inc., a Delaware corporation (together with any successor, the “Company”), hereby grants an award of the number of restricted stock units listed below (“Restricted Stock Units”) to the Grantee named below, subject to the conditions of this Restricted Stock Unit Grant Notice (“Grant Notice”), the Restricted Stock Unit Agreement attached hereto (“Agreement” and with the Plan and Grant Notice, the “Award Documents”), and the Plan. Each Restricted Stock Unit represents the right to receive one share of Common Stock (a “Share”) on the terms and conditions set forth in the Award Documents. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan. Notwithstanding anything in the Award Documents to the contrary, the Shares and the Restricted Stock Units shall be treated as provided in Section 16 of the Plan in the case of certain corporate transactions and shall be subject to adjustment as set forth in Section 2.2 of the Plan.

Name of Grantee:	_________________ (“Grantee”)

No. of Restricted Stock Units:

Grant Date:	____________ __, ____ (“Grant Date”)

Vesting Commencement Date:	____________ __, ____ (“Vesting Commencement Date”)

Expiration Date:	____________ __, ____ (“Expiration Date”)

Vesting Schedule:	See attached Agreement.

Attachments: Restricted Stock Unit Agreement, the Plan

1

RESTRICTED STOCK UNIT AGREEMENT

UNDER THE ASTERA LABS, INC.

2018 EQUITY INCENTIVE PLAN

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice, and if not defined in the Grant Notice, the meanings set forth in the Plan.

1. Vesting. The Restricted Stock Units are subject to both a time-based condition (“Service Condition”) and performance-based vesting (“Liquidity Condition”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with the terms of this Agreement.

(a) Time Condition. Provided the Grantee has not been Terminated on or prior to the applicable date, the Service Condition shall be satisfied as follows: [25% of the Restricted Stock Units shall satisfy the Service Condition on the first anniversary of the Vesting Commencement Date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Service Condition in 12 equal quarterly installments.]

(b) Liquidity Condition. The Restricted Stock Units shall only satisfy the Liquidity Condition on the first to occur of immediately prior to a Sale Event and the Company’s Initial Public Offering, in either case, occurring prior to the Expiration Date. For purposes hereof:

(i) “Sale Event” means the consummation of (A) the dissolution or liquidation of the Company, (B) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (C) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the surviving or resulting entity (or its ultimate parent, if applicable), (D) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions, or (E) any other acquisition of the business of the Company, as determined by the Board; provided, however, that Excluded Transactions shall not constitute a Sale Event; and provided further that, unless otherwise provided by the Committee, solely for the purpose of determining the timing of any payments pursuant to this award constituting a “deferral of compensation” subject to Section 409A of the Code and the regulations and other guidance promulgated thereunder (“Section 409A”), a Sale Event shall be limited to a “change in the ownership of the Company” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 409A.

(ii) “Initial Public Offering” means (A) the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities or (B) the direct listing or direct placement of the Company’s equity securities in a publicly traded exchange, in either case, as a result of or following which Company’s Common Stock shall be publicly held.

(iii) “Excluded Transactions” means an Initial Public Offering, any subsequent public offering or another capital raising event, a corporate transaction that involves creating a holding company that will be owned in substantially the same proportions by the Persons who hold the Company’s securities immediately before such transaction, acquisition by an employee benefit plan (or related trust) maintained by the Company, or a merger effected solely to change the Company’s domicile.

(c) Vesting Date. Each date as of which both the Service Condition and Liquidity Condition described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the Restricted Stock Units have not satisfied both the Service Condition and the Liquidity Condition, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

(d) No Monetary Payment Required. Grantee is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Restricted Stock Units or any Shares issued upon settlement of the Restricted Stock Units. Notwithstanding the foregoing, if required by Applicable Law, Grantee will furnish consideration in the form of cash or past services rendered to the Company having a value not less than the par value of any Shares issued pursuant to the settlement of Restricted Stock Units.

2. Termination of Service Relationship. If Grantee is Terminated for any reason, any Restricted Stock Units that have not satisfied the Service Condition shall automatically and without notice terminate and be forfeited. Any Restricted Stock Units that have satisfied the Service Condition as of such date shall remain eligible to satisfy the Liquidity Condition upon the terms set forth in Section 1(b) above, but shall expire and be of no further force or effect on the first to occur of (a) [the third anniversary of Grantee’s Termination] and (b) the Expiration Date. Notwithstanding the forgoing, if the Grantee is Terminated by the Company for Cause, all Restricted Stock Units (including those that have satisfied the Time Condition) shall automatically and without notice terminate and be forfeited upon such termination date.

3. Issuance of Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to this Agreement on such date and Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. The form of any delivery of Shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan.

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5. Transferability of Award. The Restricted Stock Units are personal to Grantee and are not transferable by Grantee in any manner other than by will or by the laws of descent and distribution.

6. Restrictions on Transfer of Shares. The Shares acquired upon settlement of the Restricted Stock Units shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in the Plan (including any share transfer policy adopted by the Company at or prior to the date hereof), the Company’s by-laws, and in this Agreement.

7. Grantee Representations. In connection with any issuance of Shares upon settlement of Restricted Stock Units under this Agreement, Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(a) Grantee represents and agrees that the Shares to be acquired upon settlement of this Award will be acquired for investment, and not with a view to the sale or distribution thereof.

(b) Grantee is acquiring the Shares for Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(c) Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit Grantee to evaluate the merits and risks of Grantee’s investment in the Company and has consulted with Grantee’s own advisers with respect to Grantee’s investment in the Company.

(d) Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(f) Grantee understands that the Shares are not registered under the Securities Act or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(g) Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan.

(h) Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 11 of this Agreement.

(i) Grantee understands and agrees that Grantee may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 10 of this Agreement.

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8. Tax Withholding. Grantee shall, not later than the date as of which the receipt or settlement of this Award becomes a taxable event, satisfy any Federal, state, local, and other taxes required by Applicable Law to be withheld on account of such taxable event. Such withholding shall be satisfied, in the Company’s sole discretion, (i) by the Company withholding from Shares to be issued to Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due; (ii) [with respect to a Grantee who is not an executive officer or director of the Company nor subject to the reporting requirements of Section 16 of the Exchange Act at the time of such withholding, ]by the Company causing its transfer agent to sell from the number of Shares to be issued to Grantee a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the Federal, state and local taxes required by Applicable Law to be withheld from Grantee on account of such transfer; or (iii) by requiring Grantee to pay to the Company, or make arrangements satisfactory to the Committee for payment of, the required tax withholding obligation.

9. Section 409A. The Restricted Stock Units are intended to fall within the “short-term deferral” exemption from Section 409A, and any ambiguities herein will be interpreted accordingly. Notwithstanding anything to the contrary in the Award Documents, the Company reserves the right to revise the Award Documents as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award. Nevertheless, Grantee acknowledges and agrees that the Company cannot and has not guaranteed that the Internal Revenue Service or any other authority will agree that the Agreement complies with Section 409A. Grantee agrees that Grantee is solely responsible for any taxes and other costs imposed on Grantee due to Section 409A.

10. Market Standoff Agreement. Grantee agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Grantee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. Grantee agrees to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. Grantee further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

11. Limitations on Transfer of Shares. In addition to any other limitation on transfer created by Applicable Law (including applicable securities law) or under the terms of the Award Documents (including any policy adopted by the Company thereunder), following the acquisition of any Shares, Grantee shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

(a) Right of First Refusal. Before any Shares held by Grantee or held by any transferee of Grantee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase such Shares on the terms and conditions set forth in this Section 11 (the “Right of First Refusal”).

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(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 11 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 11(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 11 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 11 notwithstanding, the transfer of any or all of the Shares during Grantee’s lifetime or on Grantee’s death by will or intestacy to Grantee’s Immediate Family (as defined below) or a trust for the benefit of Grantee’s Immediate Family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 11.

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(b) Involuntary Transfer.

(i) Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 11(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Grantee pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined below). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

(ii) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 11(b)(i), “Fair Market Value” shall mean the price per Share determined by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Grantee or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Grantee does not agree with the valuation as determined by the Board of Directors of the Company, Grantee shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Grantee and whose fees shall be borne equally by the Company and Grantee.

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e) Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 11(b) above shall terminate upon the Initial Public Offering.

12. Ancillary Agreements. In connection with the issuance of the Shares, Grantee agrees to automatically be bound by the terms of any Stockholder Agreements that may be then in effect and that the Company requires Grantee to become a party to. If requested by the Company, Grantee agrees to execute counterpart signatures evidencing Grantee’s acceptance of, and agreement to be bound by, the terms of the Stockholder Agreements. For purposes hereof, “Stockholder Agreements” means any share restriction agreement, stockholders agreement, voting agreement, right of first refusal and co-sale agreement, agreements regarding the right of the Company to require that Shares be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption, or other agreement between the Company and its stockholders as may be in effect from time to time (including, without limitation, the Company’s Voting Agreement dated March 21, 2018 by and among the Company and certain equityholders of the Company party thereto and that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated March 21, 2018 by and among the Company and certain equity holders of the Company that are parties thereto), in each case, as may be amended, restated or replaced from time to time.

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13. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Award Documents (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

14. Dispute Resolution.

(a) Except as provided below, any dispute arising out of or relating to the Award Documents, or the breach, termination or validity of the Award Documents, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Santa Clara County, California.

(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c) The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 14 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

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(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

15. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. The Plan and the Grant Notice are incorporated by reference. The Award Documents sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.

(d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(e) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

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(f) Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder will be given in writing and will be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Grantee by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(g) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Grantee electronically. In addition, if permitted by the Company, the Grantee may deliver electronically the Grant Notice and this Agreement to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Grantee under this Agreement may only be assigned with the prior written consent of the Company.

(j) No Obligation to Continue Employment or Consultancy. Nothing in this Agreement will confer or be deemed to confer on Grantee any right to continue in the employ of, or to continue any other relationship with, the Company, be deemed to modify Grantee’s “at-will” status with the Company, or limit in any way the right of the Company to terminate Grantee’s employment or other relationship at any time, with or without cause.

(k) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in the Award Documents shall apply with equal force to additional and/or substitute securities, if any, received by Grantee in exchange for, or by virtue of Grantee’s ownership of, the Shares and the Restricted Stock Units.

(l) Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of

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Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

(m) Electronic Capitalization Software. If the Company uses an electronic capitalization management system (such as Carta.com) and the fields provided in the Grant Notice or Section 1(a) of the Agreement are blank or the information is otherwise provided or supplemented electronically via such platform, the blank fields and other information (such as the vesting schedule) shall be deemed to come from the electronic capitalization system and is considered part of the Award Documents. In the event of a conflict, inconsistency, or discrepancy between the terms of the Restricted Stock Units provided to Grantee on any such platform and the terms of the Award Documents, such conflict, inconsistency, or discrepancy shall be resolved by the Committee in its sole discretion.

[Signature Page Follows.]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby acknowledged by the undersigned.

ASTERA LABS, INC.

By:
Jitendra Mohan, President and Chief Executive Officer

The undersigned hereby acknowledges receiving and carefully reviewing a copy of the Plan and understands that the Shares and the Restricted Stock Units are subject to the terms of the Award Documents. This Agreement is hereby accepted, and the terms and conditions of the Award Documents, are hereby agreed to by the undersigned. Further, the undersigned hereby acknowledges that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding participation in the Plan. Grantee should consult with Grantee’s own personal tax, legal, and financial advisors regarding participation in the Plan before taking any action related to the Plan. Grantee agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions arising under the Award Documents.

Dated: ________________________
[Name]

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AMENDMENT

TO

ASTERA LABS, INC.

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

The Astera Labs, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Plan”) is hereby amended by the Board of Directors (the “Board”) of Astera Labs, Inc. (the “Company”), as follows:

1. Amendment to Section 5.4. Section 5.4 of the Plan is hereby deleted in its entirely and replaced with the following:

“5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. In the case of an NQSO, the per share exercise price shall be such price that is determined by the Committee, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws. Payment for the Shares purchased must be made in accordance with Section 7 hereof”.

2. Amendment to Section 23. Section 23 of the Plan is hereby deleted in its entirely and replaced with the following:

“23. SECTION 409A. The Plan and all Awards granted to U.S. taxpayers are intended to comply with, or otherwise be exempt from, Section 409A of the Code and the regulations and guidance thereunder (“Section 409A”). The Plan and all Awards granted to U.S. taxpayers will be administered, interpreted, and construed in a manner consistent with Section 409A, as determined by the Company in good faith, to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. To the extent that any Award granted to U.S. taxpayers is determined to constitute “non-qualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time in its sole discretion, without the consent of any Participant. In this regard, if any amount under a 409A Award granted to U.S. taxpayers is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional taxes imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any Participant under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any.”

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3. No Other Changes. This Amendment shall be effective as of the date adopted by the Board. Except as expressly amended hereby, the provisions of the Plan are and shall remain in full force and effect.

ADOPTED BY BOARD OF DIRECTORS:	April 27, 2023

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ASTERA LABS, INC.

AMENDMENT TO THE

2018 EQUITY INCENTIVE PLAN

This Amendment (the “Amendment”) to the Astera Labs, Inc. (“Company”) 2018 Equity Incentive Plan, as amended (the “Plan”), is made as of February 16, 2024 (the “Effective Date”). All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan.

R E C I T A L S

WHEREAS, the Board of Directors to the Company (the “Board”) and the stockholders of the Company initially adopted the Plan on March 13, 2018, and subsequently approved an amendment to the Plan on November 7, 2019;

WHEREAS, the Board desires to amend the Plan further as set forth herein, effective as of the Effective Date.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Amendment to Plan. Section 8.2 of the Plan is modified to strike references to “minimum” therein such that Section 8.2 now reads as follows:

“8.2. Stock Withholding. When, under applicable tax laws, a Participant (or in the case of Participant’s death or a permitted transferee, the person holding or exercising the Award) incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.”

2. No Other Changes. All other terms and conditions as set forth in the Plan shall remain the same.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware without regard to conflicts of law principles thereof.

DATE ADOPTED BY THE BOARD OF DIRECTORS: February 16, 2024

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ASTERA LABS, INC.

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

SUB-PLAN FOR ISRAELI PARTICIPANTS

SPECIAL PROVISIONS FOR ISRAELI PARTICIPANTS

1.1 This Sub-Plan for Israeli Participants (the “Sub-Plan”) to the Astera Labs, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Plan”) is made in accordance with Section 4.1.3 of the Plan and was approved by Astera Labs, Inc. (the “Company”) effective as of March 9, 2023.

1.2 The provisions specified in this Sub-Plan apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Awards.

1.3 This Sub-Plan applies with respect to Awards granted under the Plan. The purpose of this Sub-Plan is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with the tax, securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Sub-Plan, all grants made pursuant to this Sub-Plan will be governed by the terms of the Plan. This Sub-Plan is applicable only to grants made after the date of its adoption. This Sub-Plan complies with, and is subject to the ITO and Section 102.

1.4 The Plan and this Sub-Plan should be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of the Plan will govern, except and solely to the extent required, with respect to any provisions of the Sub-Plan intended to ensure compliance with the 102 Capital Gains Track or applicable law.

2.	DEFINITIONS

Capitalized terms not otherwise defined herein will have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Sub-Plan:

“3(i) Option” means an Option that is subject to taxation pursuant to Section 3(i) of the ITO, which has been granted to any person who is not an Eligible 102 Participant.

“102 Capital Gains Track” means the tax alternative set forth in Section 102(b) of the ITO pursuant to which all or a part of the income resulting from the sale of Shares is taxable as a capital gain.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

“102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares derived from Awards is taxed as ordinary income.

“102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

“102 Trustee Grant” means an Award granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Eligible 102 Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

“Affiliate” for the purpose of grants made under this Sub-Plan, means any affiliated entity of the Company that is an “employing company” within the meaning of Section 102(a) of the ITO.

“Controlling Shareholder” as defined in Section 32(9) of the ITO, means an individual who prior to the grant or as a result of the grant, vesting or exercise of any Award, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the ITO) (i) 10% of the outstanding share capital of the Company, (ii) 10% of the voting power of the Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the “profit” of the Company (as defined in the ITO), or (v) the right to appoint a director of the Company.

“Deposit Requirements” means with respect a 102 Trustee Grant, the requirement to evidence deposit of an Award with the Trustee, in accordance with Section 102, in order to qualify as a 102 Trustee Grant. As of the time of approval of this Sub-Plan, the ITA guidelines regarding Deposit Requirements for 102 Capital Gains Track Grants require that the Trustee be provided with (a) the resolutions approving Awards intended to qualify as 102 Capital Gains Track Grants within 45 days of the date of Board’s approval of such Award, including full details of the terms of the Awards, and (b) a copy of the Award Agreement executed by the Eligible 102 Participant and/or Eligible 102 Participant’s consent to the requirements of the 102 Capital Gains Track Grant within 90 days of the Board’s approval of such Award.

“Election” means the Company’s choice of the type of 102 Trustee Grants it will make under the Plan (as between the 102 Capital Gains Track or the 102 Ordinary Income Track), as filed with the ITA.

“Eligible 102 Participant” means a Participant who is a person employed by the Company or its Affiliates, including an individual who is serving as a director (as defined in the ITO) or an office holder (as defined in the ITO), who is not a Controlling Shareholder.

“Israeli Fair Market Value” means with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, the fair market value of the Shares at the date of grant will be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant.

“ITA” means the Israel Tax Authority.

“ITO” means the Israel Income Tax Ordinance (New Version), 1961, and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

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“Non-Trustee Grant” means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

“Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Awards granted by the Company and/or Shares issued pursuant to such Awards must be held by the Trustee for the benefit of the person to whom it was granted. As of the date of the adoption of this Sub-Plan, the Required Holding Period for 102 Capital Gains Track Grants is 24 months from the date of grant of the Award.

“Rules” means the Income Tax Rules (Tax Benefits in Share Issuance to Employees) 5763-2003.

“Section 102” means the provisions of Section 102 of the ITO, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

“Trustee” means a person or entity designated by the Board to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

3.	TYPES OF AWARDS AND SECTION 102 ELECTION

3.1 Awards granted as 102 Trustee Grants will be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capital Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make will be filed with the ITA. Once the Company (or its Affiliate) has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election will not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

3.2 Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Sub-Plan. Participants who are not Eligible 102 Participants may be granted only 3(i) Awards under this Sub-Plan.

3.3 No 102 Trustee Grants may be made effective pursuant to this Sub-Plan until 30 days after the date the requisite filings required by the ITO and the Rules, including the filing of the Plan and Sub-Plan, have been made with the ITA.

3.4 The Award Agreement will indicate whether the grant is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Option; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

4.	TERMS AND CONDITIONS OF 102 TRUSTEE GRANTS

4.1 Each 102 Trustee Grant will be deemed granted on the date approved by the Board, and stated in a written or electronic notice by the Company, provided that its qualification as a 102 Trustee Grant will be dependent upon the Company’s and the Trustee’s compliance with any applicable requirements set forth by the ITA with regard to such grants.

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4.2 A 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for Shares acquired pursuant to a 102 Trustee Grant will be deposited with a Trustee in compliance with the Deposit Requirements and held in trust by the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA). After termination of the Required Holding Period, the Trustee may release any Shares issued with respect to such Awards, provided that (i) the Trustee has received an acknowledgment from the ITA that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee will not release any 102 Trustee Grants or Shares issued with respect to the 102 Trustee Grants prior to the full payment of the Eligible 102 Participant’s tax liabilities.

4.3 Each 102 Trustee Grant will be subject to the relevant terms of Section 102 and the ITO, which will be deemed an integral part of the 102 Trustee Grant and will prevail over any term contained in the Plan, this Sub-Plan or Awards Agreement that is not consistent therewith. Any provision of the ITO and any approvals of the ITA not expressly specified in this Sub-Plan or any document evidencing an Award that are necessary to receive or maintain any tax benefit pursuant to the Section 102 will be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant will comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. The Eligible 102 Participant may be required to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102 and the Deposit Requirements (or a supervisory trustee arrangement, if approved by the ITA. With respect to 102 Capital Gain Track Grants, the provisions of Section 102(b)(3) of the ITO will apply with respect to the Israeli tax rate applicable to such Awards. Awards granted under 102 Capital Gains Track with respect to Shares listed on an established stock exchange or a national market system are subject to the provisions of Section 102(b)(3) of the ITO, and accordingly, will be subject to ordinary employment income tax withholding requirements to the extent any amount payable for such Shares (such as the exercise price for options) is less than the Israeli Fair Market Value of the Shares on the date of grant, or with respect to the entire Israeli Fair Market Value of the Shares on the date of grant with respect to Restricted Stock Units issued without a purchase price, provided that the tax withholding obligation will be deferred until the date of sale of the Shares or transfer from the trust arrangements.

4.4 During the Required Holding Period, the Eligible 102 Participant will not require the Trustee to release or sell the Awards and Shares received following any realization of rights derived from Awards or Shares (including stock dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the Shares have been withheld for transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any

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applicable Award Agreement and applicable law. To avoid doubt, such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which will apply to and will be borne solely by such Eligible 102 Participant (including tax and mandatory payments otherwise payable by the Company or its Affiliates, which would not apply absent a sale or release during the Required Holding Period).

4.5 In the event a stock dividend is declared or additional rights are granted with respect to Shares which derive from Awards granted as 102 Trustee Grants, such dividend or rights will also be subject to the provisions of this Section 4 and the Required Holding Period for such dividend shares or rights will be measured from the commencement of the Required Holding Period for the Award with respect to which the dividend was declared or rights granted. In the event of a cash dividend on Shares, the Trustee will transfer the dividend proceeds to the Eligible 102 Participant in accordance with the Plan after deduction of taxes and mandatory payments in compliance with applicable withholding requirements, and subject to any other requirements imposed by the ITA.

4.6 If an Award granted as a 102 Trustee Grant vests or is exercised during the Required Holding Period, the Shares issued upon such vesting or exercise will be issued in the name of the Trustee for the benefit of the Eligible 102 Participant (or be subject to a supervisory trustee arrangement if approved by the ITA). If such 102 Trustee Grant is settled after the Required Holding Period ends, the Shares issued upon such settlement will, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA), or (ii) be transferred to the Eligible 102 Participant directly, provided that the Eligible 102 Participant first complies with all applicable provisions of the Plan and this Sub-Plan.

4.7 To avoid doubt: (i) notwithstanding anything to the contrary in the Plan, including without limitation Section 7.1.1 thereof, payment upon exercise of Awards granted under the 102 Capital Gains Track may only be paid by cash or check, and not by surrender of Shares, or by a reduction of Shares pursuant to a “cashless exercise” or “net exercise” arrangement, or other forms of payment, unless and to the extent permitted under Section 102 and as committed by the ITA; (ii) certain adjustments and modifications to the terms of Awards granted under the 102 Capital Gains Track, including, without limitation, as set forth in Section 5.9 of the Plan, may disqualify the Awards from benefitting from the tax benefits under the 102 Capital Gains Track, unless the prior approval of the ITA is obtained; (iii) notwithstanding anything to the contrary in the Plan, including without limitation Section 5.3, any repurchase of Awards will not apply to Awards granted under Section 102, except and to the extent expressly authorized by the ITA, other than as set forth in Section 6.2 for the repurchase of unvested Restricted Stock Units; (iv) notwithstanding anything to the contrary in the Plan, including without limitation Section 4.1.11 thereof, Restricted Stock Units and Awards granted under the 102 Capital Gains Track may only be settled in Shares and not in cash upon vesting; (v) notwithstanding anything to the contrary in the Plan, including without limitation Section 5.12 thereof, Options granted under the 102 Capital Gains Track will not be eligible for early exercise; (vi) notwithstanding anything to the contrary in the Plan, including without limitation Section 8, all withholding obligation will be conducted according to the ITA requirements as specified in Section 6 of this Sub-Plan; (vii) notwithstanding anything to the contrary in the Plan, including without limitation Section 4.1.14, any extension of the exercise period by the Administrator or amendment of the Award terms, may disqualify the Award from benefitting from the tax benefits under the 102 Capital Gains Track, unless the prior approval of the ITA is obtained; and (viii) the grant of Awards subject to performance goals under the 102 Capital Gains Track is subject to Section 102, the Rules and the requirements of the ITA.

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5.	ASSIGNABILITY

As long as Awards or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the Awards or Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution. Any transfer will be subject to compliance with the requirements of the Plan as in effect from time to time.

6.	TAX CONSEQUENCES

6.1 Any tax consequences arising from the grant or settlement of any Award, the vesting, exercise, issuance, sale or transfer and payment for the Shares covered thereby, or from any other event or act (of the Company, its Affiliates, the Trustee or the Participant) relating to an Award or Shares issued thereupon will be borne solely by the Participant. The Company and its Affiliates, and the Trustee will withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant will agree to indemnify the Company, its Affiliates. and the Trustee, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its Affiliates, and the Trustee may make such provisions and take such steps as it/they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to an Award granted under the Plan and the vesting, exercise, sale, transfer or other disposition thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law; (ii) requiring a Participant to pay to the Company or any of its Affiliates the amount so required to be withheld; (iii) withholding otherwise deliverable Shares; or (iv) selling a sufficient number of such Shares otherwise deliverable to a Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) sufficient to cover the amount required to be withheld either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to the Participant’s authorization as expressed by acceptance of the Award under the terms herein), to the extent permitted by applicable law or pursuant to the approval of the ITA. In addition, the Participant will be required to pay any amount (including penalties) that exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

6.2 The Company does not represent or undertake that an Award will qualify for or comply with the requisites of any particular tax treatment (such as the 102 Capital Gains Track), nor will the Company, its assignees or successors be required to take any action for the qualification of any Award under such tax treatment. The Company will have no liability of any kind or nature in the event that, as a result of application of applicable law, actions by the Trustee or any position or interpretation of the ITA, or for any other reason whatsoever, an Award will be deemed to not qualify for any particular tax treatment.

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6.3 With respect to Non-Trustee Grants, if the Eligible 102 Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant will extend to the Company or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

7.	SECURITIES LAWS

All Awards hereunder are subject to compliance with the Israeli Securities Law, 1968, and the rules and regulations promulgated thereunder.

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